Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 14. Income Taxes

Income tax data from continuing operations of the Company is as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Pretax income
U.S.	$165	$85	$(76)
Foreign	260	250	(220)

	$425	$335	$(296)

Provision (benefit) for income tax
Current:
U.S. federal	$(215)	$(61)	$(84)
State and local	(21)	18	12
Foreign	88	43	38

	(148)	—	(34)

Deferred:
U.S. federal	62	22	(117)
State and local	(11)	(7)	(18)
Foreign	22	12	(124)

	73	27	(259)

	$(75)	$27	$(293)

No provision has been made for U.S. taxes payable on undistributed foreign earnings amounting to approximately $2.3 billion as of December 31, 2011 since these amounts are permanently reinvested. If such earnings were repatriated, additional tax expense may result, although the calculation of such additional taxes is not practicable.

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities plus carryforward items. The composition of net deferred tax balances were as follows (in millions):

	December 31,
	2011	2010
Current deferred tax assets	$278	$315
Long-term deferred tax assets	639	664
Current deferred tax liabilities (1)	(7)	(4)
Long-term deferred tax liabilities	(46)	(24)

Deferred income taxes	$864	$951

(1)	Included in the Accrued taxes and other line item in the consolidated balance sheets.

The tax effect of the temporary differences and carryforward items that give rise to deferred taxes were as follows (in millions):

	December 31,
	2011	2010
Plant, property and equipment	$(23)	$(17)
Intangibles	(11)	177
Inventories	118	140
Deferred gains	350	346
Investments	133	(4)
Receivables (net of reserves)	9	85
Accrued expenses and other reserves	201	181
Employee benefits	61	79
Net operating loss, capital loss and tax credit carryforwards	257	406
Other	(6)	(45)

	1,089	1,348
Less valuation allowance	(225)	(397)

Deferred income taxes	$864	$951

At December 31, 2011, the Company had federal net operating losses, which have varying expiration dates extending through 2031, of approximately $15 million. The Company also had federal general business credits of approximately $21million, which have varying expiration dates extending through 2030. The Company expects to realize substantially all of the tax benefit associated with these attributes.

At December 31, 2011, the Company had state net operating losses, which have varying expiration dates extending through 2028, of approximately $1.6 billion. The Company also had state tax credit carryforwards of $21 million which are indefinite or will fully expire by 2026. The Company has established a valuation allowance against the majority of these attributes as it is unlikely that the tax benefit of these attributes will be realized prior to expiration.

At December 31, 2011 the Company had foreign net operating losses and capital losses, which are indefinite or have varying expiration dates extending through 2020, of approximately $283 million and $22 million, respectively. The Company also had tax credit carryforwards of approximately $13 million in foreign jurisdictions. The tax credit carryforwards available in foreign jurisdictions are indefinite or will fully expire by 2020. The Company has established a valuation allowance against the majority of these attributes as it is unlikely that the tax benefit of these attributes will be realized prior to expiration.

A reconciliation of the tax provision of the Company at the U.S. statutory rate to the provision for income tax as reported is as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Tax provision at U.S. statutory rate	$149	$117	$(104)
U.S. state and local income taxes	(19)	(2)	(3)
Tax on repatriation of foreign earnings	25	(19)	(45)
Foreign tax rate differential	(64)	(70)	(25)
Tax on capital gains	334	99	—
Change in asset basis	(130)	—	(120)
Nondeductible goodwill	9	3	39
Change in uncertain tax positions	8	23	9
Tax settlements	(25)	(42)	1
Tax on asset dispositions	(60)	1	(32)
Change in valuation allowances	(304)	(99)	—
Other	2	16	(13)

Provision for income tax (benefit)	$(75)	$27	$(293)

The foreign tax rate differential benefit primarily relates to the Company’s operations in Luxembourg and Singapore.

In 2011, the Company completed transactions that involved certain domestic and foreign subsidiaries. These transactions generated capital gains, increased the tax basis in subsidiaries including U.S. partnerships and resulted in the inclusion of foreign earnings for U.S. tax purposes. The capital gains were largely reduced by the utilization of capital losses. Due to the uncertainty regarding the Company’s ability to generate capital gain income, the deferred tax asset associated with these capital losses was offset by a full valuation allowance prior to these transactions. During 2009, the Company entered into an Italian tax incentive program through which the tax basis of its Italian owned hotels was adjusted resulting in a $120 million tax benefit.

During 2011, the IRS closed its audit with respect to tax years 2004 through 2006 resulting in a $25 million tax benefit primarily related to the reversal of tax and interest reserves. During 2010, the IRS closed its audit with respect to tax years 1998 through 2003 and the Company recognized a $42 million tax benefit in continuing operations primarily associated with the refund of interest on taxes previously paid. Also in 2010, as a result of the 1998 through 2003 audit closure, the Company recognized a $134 million tax benefit in discontinued operations primarily related to the portion of the tax no longer due.

As of December 31, 2011, the Company had approximately $153 million of total unrecognized tax benefits, of which $42 million would affect its effective tax rate if recognized. A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows (in millions):

	Year Ended December 31,
	2011	2010	2009
Beginning of Year	$510	$999	$1,003
Additions based on tax positions related to the current year	24	29	4
Additions for tax positions of prior years	36	18	2
Settlements with tax authorities	(407)	(499)	(7)
Reductions for tax positions in prior years	(6)	(5)	(1)
Reductions due to the lapse of applicable statutes of limitations	(4)	(32)	(2)

End of Year	$153	$510	$999

It is reasonably possible that approximately $25 million of the Company’s unrecognized tax benefits as of December 31, 2011 will reverse within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits through income tax expense. The Company had $74 million and $92 million accrued for the payment of interest as of December 31, 2011 and December 31, 2010, respectively. The Company did not have any reserves for penalties as of December 31, 2011 and 2010.

The Company is subject to taxation in the U.S. federal jurisdiction, as well as various state and foreign jurisdictions. As of December 31, 2011, the Company is no longer subject to examination by U.S. federal taxing authorities for years prior to 2007 and to examination by any U.S. state taxing authority prior to 1998. All subsequent periods remain eligible for examination. In the significant foreign jurisdictions in which the Company operates, the Company is no longer subject to examination by the relevant taxing authorities for any years prior to 2001.